THE PARNASSUS FUNDS

Quarterly Report September 30, 2006

The Funds that do well by doing good

Parnassus Fund
Parnassus Workplace Fund
Parnassus Small-Cap Fund
Parnassus Mid-Cap Fund

Parnassus Fund	( PARNX)
Parnassus Workplace Fund	(PARWX)
Parnassus Small-Cap Fund	(PARSX)
Parnassus Mid-Cap Fund	(PARMX)

T H E    P A R N A S S U S    F U N D S

November 3, 2006

DEAR SHAREHOLDER:

We are pleased to report it’s been a good quarter for the Parnassus Mutual Funds, with five out of our seven funds beating their benchmarks for the year-to-date as of September 30, 2006. This year has been a good year for our philosophy of buying good companies at reasonable prices. As a reminder, there are seven Parnassus Mutual Funds: the Parnassus Fund, Workplace Fund, Small-Cap Fund, Mid-Cap Fund, Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund. We publish our shareholder reports in two different booklets: Parnassus Funds, with a blue cover, and Parnassus Income Funds, with a green cover. You can always see both our shareholder reports online at www.parnassus.com, and we’ve recently added our historical reports going back to 1997.

This is the first report written by both of us (Jerry and Stephen). As many of you know, we’ve been working over the past four years on a smooth management transition. Stephen has taken many of the duties on the operational side of the firm, including much of the marketing, and Jerry will continue managing funds and overseeing the investment team. We’re happy to report the transition is going exceptionally well.

Upcoming Dividends

With the recent investment gains realized by the funds, we will be declaring long-term capital gain dividends for many of the funds this year. The long-term capital gain dividends will occur on November 17, 2006, so if you’re planning to buy more shares in the funds in a non-IRA account, you should consider waiting until after this date to avoid recognizing taxable income on newly purchased shares as a result of the dividends. As we get close to November 17, 2006, the estimated capital gain dividends will appear on the Parnassus website.

The Parnassus Funds • September 30, 2006        1

Personnel Matters

We’re excited to announce that Matthew Gershuny has joined our investment team as a senior research analyst. Matt interned with us in 2005 while he was an MBA student at the University of Michigan. Matt has spent six years in investment research, working as a securities analyst for UBS Securities and SG Cowen, where he was a vice president of equity research. Matt originally hails from New York, and his passion for a certain baseball team from the Bronx causes occasional office debates with Ben Allen, our senior research analyst and die-hard baseball fan from Boston. Matt has a BA from Cornell University in addition to his MBA from Michigan. He’s on the board of Conservation Value, an environmental nonprofit group based in Berkeley, California, and is an active volunteer for a number of causes.

Andrea Reichert has also joined our investment team as a research analyst. Andrea is also our lead analyst on taking a look at the social profiles of our companies. She joined us as an intern in 2005. Before Parnassus, she was a program officer for the End Poverty Foundation, a California nonprofit facilitating microfinance loans, which are small loans to businesses in developing nations. Andrea is passionate about the outdoors, including mountaineering and fly fishing, and is a volunteer leader for Inner City Outings, a nonprofit organizing backpacking trips for San Jose youths. She has a BA from Colorado State University, Fort Collins.

While we have grown in assets and added new funds, we’ve also been investing in our team. We have added five research analysts to our investment team in the past two years. They have been great additions to Parnassus, helping us find good companies at good prices.

2        The Parnassus Funds • September 30, 2006

Staff Photo

Below you will find a photo of our staff. We thought you might find it interesting to see what the people who manage your money look like.

Seated (from left to right): Todd Ahlsten, Stephen Dodson, Jerome Dodson and Debra Early. Standing (from left to right): Nancy Reyes, Meredith Stanton, Sheila Alfaro, Christine Chau, Stephan Buu, Monika Mantri, Minh Bui, Georgina Salazar, Marc Mahon, Keith Bang, Ben Allen, Lori Keith, Marie Lee, Bill Fraser, Juanita Aguilera, Matt Gershuny, Pearle Lee, Stephanie Mahon and Thomas Tran.

As always, thank you for being an investor with Parnassus.

Yours truly,

Jerome L. Dodson	Stephen J. Dodson

President	Executive Vice President and Chief Operating Officer

The Parnassus Funds • September 30, 2006        3

T H E    P A R N A S S U S    F U N D

DEAR SHAREHOLDER:

As of September 30, 2006, the net asset value per share (NAV) of the Parnassus Fund was $34.22, so the total return for the quarter was 7.14%. This compares to 5.67% for the S&P 500, 4.15% for the Nasdaq and 3.46% for the average multi-cap core fund followed by Lipper, Inc. (Lipper Average). For the quarter, then, we substantially outperformed all our benchmarks.

For the year-to-date, the Fund is up 8.02%, compared to 8.53% for the S&P, 3.02% for the Nasdaq Composite Index and 5.98% for the Lipper Multi-Cap Core Average. The main reason we slightly trailed the S&P performance was the absence of oil stocks in our portfolio. Surging crude oil prices in the early part of the year translated into higher profits and soaring share prices for big-cap oil companies — and this benefited the S&P. For most of the year, the Parnassus Fund held no oil stocks. Even now, we have only one (Valero Energy), and our position is very small.

However, with oil prices now plunging sharply, we do see an opportunity here. We are actively looking for environmentally responsible energy companies to add to our portfolio as their share prices drop to reasonable levels.

The table below compares the Parnassus Fund with the S&P 500, the Nasdaq Composite Index and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods:

Average Annual Total Returns for periods ended September 30, 2006	One Year	Three Years	Five Years	Ten Years
THE PARNASSUS FUND	14.38%	5.31%	1.93%	9.02%
S&P 500 Index	10.79%	12.29%	6.96%	8.58%
Lipper Multi-Cap Core Average	8.38%	11.90%	7.62%	8.80%
Nasdaq Composite Index	5.84%	8.84%	9.16%	6.76%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 and the Nasdaq Composite are unmanaged indices of common stocks and it is not possible to invest directly in an index.

4        The Parnassus Funds • September 30, 2006

Index figures do not take any expenses into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

As you can see, our recent performance has been excellent, with our one-year return handily outperforming all the benchmarks. Our three- and five-year returns, however, lag the benchmarks, a consequence of poor performance from mid-2003 to the fourth quarter of 2005. We are determined to reverse this under-performance by continuing the gains we made in 2006.

Analysis

We had strong performance in the third quarter from retail, technology, healthcare and footwear stocks. Thirteen companies each added 10¢ or more to the NAV. Only two had a negative impact of 10¢ or more. The two laggards were Plantronics, a maker of advanced headsets, and J2 Global Communications, which provides a service that turns faxes into e-mails and vice-versa. Plantronics clipped the NAV by 21¢ a share, as its stock fell from $22.21 to $17.53. Office demand for its headsets weakened during the quarter, and although there was strong demand for its new Bluetooth headsets, pricing pressures hurt margins.

J2’s stock slumped 13%, dragging down the NAV by 14¢. This was a case of the market overreacting to a revised forecast. In the previous quarter, the shares shot up by 32.9%, contributing 87¢ to our NAV. Then the company said that its revenue growth in 2006 would be on the order of 24%, slightly down from the 27% expected by analysts. In this kind of market, bad news is quickly punished. The reason for the revised forecast is that J2 plans to raise the price of its e-fax service from $12.95 to $16.95 per month. I still like the stock, and I think it will climb higher.

Symantec, provider of Norton anti-virus software and other computer security products, was the quarter’s biggest winner. Its stock soared 36.9%, moving from $15.54 to $21.28, enhancing each Parnassus share by 47¢. The stock had been depressed because Wall Street expected problems in integrating a new acquisition, Veritas, a computer storage firm. As it turned out, Symantec did a good job of integrating this company. Meanwhile, sales of Norton anti-virus products went up 6%, helped by the introduction of new versions.

Another major contributor to our performance was Cisco Systems, whose share price rose from $19.53 to $23.00, thereby adding 30¢ to the Fund’s NAV. The company saw strong demand for its network equipment and its market share for local area network (LAN) routers reached 68%. Sales were also strong at its recent acquisition, Scientific-Atlanta, maker of set-top boxes that bring video into the home.

Bed Bath & Beyond contributed 22¢ to our NAV, as the stock rose 15.3%, moving from $33.17 to $38.26. Lower gasoline prices in the third quarter seem to have spurred sales. The key retail indicator is comparison of sales in stores open for at least one year. Bed Bath & Beyond had a same-store sales growth of 4.8% during the quarter, compared to a year ago.

The Parnassus Funds • September 30, 2006        5

Discount-retailer Target also saw increased same-store sales of 5% from a year ago and they also saw strong sales of home furnishings. The company also increased earnings on its credit card unit. The stock climbed 13.1%, rising from $48.87 to $55.25 while adding 18¢ to the NAV.

The stock of Integrated Device Technology (IDTI) rose 13.3%, going from $14.18 to $16.06 for a gain of 17¢ for each share. Demand was strong for its two main products, computer clock chips and semiconductors for communication equipment. Margins have also improved because of last year’s acquisition of another semiconductor company, which enabled the company to run its plant at much higher capacity. The products formerly made by the acquired company are now produced in IDTI’s plant.

Intel also helped the Fund as its stock rose 8.5% from $18.95 to $20.57, thereby contributing 16¢ to the NAV. The stock had been depressed because of tough competition from rival AMD, but its new products and stronger marketing led observers to believe the company’s long-awaited comeback is at hand.

Electro Scientific Industries (ESIO) makes equipment for use in manufacturing electronic products such as capacitors and memory chips. Increased demand for consumer electronics resulted in increased orders for ESIO. The stock went from $17.99 to $20.60 for a gain of 14.5% and a contribution of 14¢ to each Parnassus share.

Sysco Corporation distributes food and associated products (e.g. napkins, plates, utensils, etc.) to restaurants and other food outlets. The stock climbed 9.5%, going from $30.56 to $33.45 while adding 14¢ to the NAV. People continue to eat out and lower gas prices in the third quarter reduced operating costs for the company’s many trucks.

Athletic shoemaker K-Swiss added 13¢ to the NAV, as its stock rose 12.6% from $26.70 to $30.06. Sales in North America have been weak, but international sales have more than offset this decline. Good cost control has also helped earnings.

The Gap contributed 12¢ to the NAV as its stock moved from $17.40 to $18.95 for a gain of 8.9%. Gap had not done much advertising for a while, but now it has launched a campaign featuring one of my favorite actresses, a young Audrey Hepburn, wearing skinny black pants. Investors think that this campaign will boost sales and earnings. The Gap has also just launched a new RED campaign: buy a red product at a Gap store and the company will donate half the profits to the fight to end AIDS in Africa.

6        The Parnassus Funds • September 30, 2006

Pfizer, the giant pharmaceutical company, saw its stock rise 20.8%, as it went from $23.47 to $28.36 for a gain of 12¢ on the NAV. Sales of Lipitor have been strong, increasing 9% over the past year. The naming of Jeff Kindler as the new CEO has generated a lot of interest in the company, as he streamlines operations and reduces layers of management.

St. Jude Medical contributed 11¢ to each Parnassus share, while its stock climbed 9.9% from $32.42 to an average sales price of $35.62 where we sold it. Sales of heart defibrillators improved at the company, but we sold our shares because of overall weak demand for cardiac devices.

Adobe Systems climbed 23.4%, rising from $30.36 to $37.45 for a gain of 10¢ on the NAV. Sales at Adobe have been strong, even as it goes through a product transition and integration of newly-acquired company, Macromedia. There is also a lot of positive anticipation for the new Acrobat-8 PDF that will come out in November and the new Creative Suite 3 coming out in early 2007 that will contain some new graphic design applications including products used in website development. Sales usually slow during periods of product transition like this one, but sales at Adobe have held up remarkably well.

The Parnassus Funds • September 30, 2006        7

THE PARNASSUS WORKPLACE FUND

As of September 30, 2006, the net asset value per share (NAV) of the Parnassus Workplace Fund was $16.98, so the total return for the quarter was 7.13%. This compares to 5.67% for the S&P 500 Index and 3.46% for the average multi-cap core fund followed by Lipper, Inc. For the quarter, then, we were substantially ahead of both the S&P 500 Index and the Lipper Multi-Cap Core Average. We are also ahead of both benchmarks for the year-to-date (nine months) with a gain of 9.62% for the Fund, 8.53% for the S&P 500 and 5.98% for the Lipper Multi-Cap Core Average.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 Index and the Lipper Multi-Cap Core Average.

Average Annual Total Returns for periods ended September 30, 2006	Three Months	Nine Months	One Year	Since Inception on April 29, 2005
PARNASSUS WORKPLACE FUND	7.13%	9.62%	12.51%	9.37%
S&P 500 Index	5.67%	8.53%	10.79%	12.76%
Lipper Multi-Cap Core Average	3.46%	5.98%	8.38%	12.81%

(Note: Periods less than one year are absolute returns – not average annual returns.)

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do.

8        The Parnassus Funds • September 30, 2006

As you look at the table, you will see that the Fund is ahead of both indices for the quarter, the year-to-date and the one-year period, but we are lagging the benchmarks by a little over three percentage points for the period since inception. The reason for this discrepancy is that the Fund’s average assets over the period from inception until the beginning of the fourth quarter of 2005 were mostly in cash, and stocks moved higher while we were on the sidelines. From inception until September 30 of 2005, the S&P 500 gained over six percentage points on the Fund. Our intentions were good since we started off by investing slowly and carefully, but our timing was unfortunate.

In any case, we have outperformed the market since we became substantially invested after September 30 of 2005. We have also reduced the initial advantage the S&P 500 Index had on us of over six percentage points to a little over three percentage points.

Analysis

The reason for our strong performance during the quarter was that only one stock dropped enough to make a negative impact of more than 9¢ on the NAV, but six stocks rose enough, so that each one had a positive impact of 9¢ or more. The only issue having a substantial negative impact was Plantronics, a maker of advanced headsets for both consumer and office use. The stock sank 21.1%, falling from $22.21 to $17.53 for a loss of 14¢ for each share. Demand for office headsets was weak during the quarter, and although there was strong demand for the new Bluetooth headsets, pricing pressures hurt margins and profits. We still like the company and its positive workplace culture, so we’re holding onto the stock.

Symantec topped the list of winners as its stock soared an astonishing 36.9%, climbing from $15.54 to $21.28, while making a contribution of 23¢ to the NAV. The stock had been depressed because of difficulties integrating its acquisition of Veritas, an electronic storage firm, and because of pricing pressures from Microsoft and others in the anti-virus market. The stock came roaring back from its depressed levels as the Veritas integration finally succeeded and sales of its Norton anti-virus products were strong.

Discount-retailer Target added 12¢ to the NAV, as its stock climbed 13.1% from $48.87 to $55.25. Strong sales of home furnishings and improved earnings from its credit card division combined to move the stock higher.

Adobe Systems contributed 11¢ to the NAV with its stock moving up 23.4% from $30.36 to $37.45. Strong sales and anticipation of two new software products helped to move the issue higher.

The Parnassus Funds • September 30, 2006        9

The stock of Bed Bath & Beyond rose 15.3%, going from $33.17 to $38.26 while adding 11¢ to the NAV. Despite the slowing economy, sales of home furnishings were strong toward the end of the quarter, as gasoline prices declined and interest rates stopped rising.

Cisco Systems saw its stock rise 17.8% from $19.53 to $23.00 for an increase of 9¢ in the value of each share. Strong sales of networking equipment and video set-top boxes moved the stock higher.

Pfizer also added 9¢ to the NAV as its stock rose 20.8%, going from $23.47 to $28.36. Sales of Lipitor increased 9% from the previous year and a new CEO has taken steps to reinvigorate the company.

10        The Parnassus Funds • September 30, 2006

PARNASSUS SMALL-CAP FUND

As of September 30, 2006, the net asset value per share (NAV) of the Parnassus Small-Cap Fund was $17.56, so the total return for the quarter was a loss of 0.34%. This compares to a gain of 0.44% for the Russell 2000 index of smaller companies and a loss of 0.65% for the average small-cap core fund followed by Lipper, Inc., so we beat one index and underperformed the other. For the year-to-date (nine months), however, we are substantially ahead of both benchmarks with a total return of 11.42% for the Small-Cap Fund, 8.75% for the Russell 2000 and 6.18% for the Lipper Small-Cap Core Average.

Below is a table comparing the Small-Cap Fund with the Russell 2000 and the Lipper Small-Cap Core Average.

Average Annual Total Returns for periods ended September 30, 2006	Three Months	Nine Months	One Year	Since Inception on April 29, 2005
PARNASSUS SMALL-CAP FUND	(0.34)%	11.42%	17.44%	13.67%
Russell 2000 Index	0.44%	8.75%	10.00%	18.65%
Lipper Small-Cap Core Average	(0.65)%	6.18%	7.55%	16.10%

(Note: Periods less than one year are absolute returns–not average annual returns.)

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The Parnassus Funds • September 30, 2006        11

As you look at the table, you can see that the Small-Cap Fund is substantially ahead of both benchmarks for the year-to-date (nine months) and the one-year periods, but we lag behind the indices for the period since inception. The reason for this discrepancy is that the Fund’s average assets over the period from inception until the start of the fourth quarter of 2005 were mostly in cash, and small stocks moved sharply higher while we were on the sidelines. From inception until September 30 of 2005, the Fund gained only 2.13% compared to 16.73% for the Russell 2000 which meant that we were over 14% behind the index because of our high cash position. Our intentions were good, since we wanted to invest our assets slowly and carefully, but our timing was very unfortunate. Since that time, however, we have outperformed the Russell 2000 by a substantial margin, and we’ve closed the gap, so that now we’re slightly less than five percentage points behind the index for the period since inception. We’ve been substantially invested since September 30, 2005, and since that time, we’ve outperformed the Russell 2000 by more than 7% and the Lipper average by almost 10%.

Analysis

The company that caused the Small-Cap Fund to underperform the Russell 2000 for the quarter was Chemed, operator of Roto-Rooter plumbing service and VITAS Hospice Services, provider of end-of-life care. Chemed’s stock dropped 16.6% from our cost of $38.70 where we bought it during the quarter to $32.26 at the end of the period for a loss of 18¢ for each share. This issue alone caused a decline of 1% in the Fund’s return, and most of this came on the last trading day of the quarter. Had our return been 1% higher, we would have had a total return of 0.66% for the quarter which would have beat the 0.44% of the Russell 2000.

Chemed does most of its hospice business with Medicare, and it’s subject to per patient caps. On the last trading day of the quarter, the company announced an earnings shortfall because it exceeded caps in several of its regions.

The only other stock that caused the NAV to decline by 10¢ or more was Plantronics, the maker of advanced electronic headsets. It dropped 21.1% from $22.21 to $17.53 for a loss of 13¢ on the NAV. Demand for office headsets was weak during the quarter, while sales of Bluetooth consumer headsets were strong, but unfortunately pricing pressures in the latter market hurt margins.

There were four companies that each boosted the NAV by 10¢ or more. The Cooper Companies added 13¢ to each share, as its stock gained 20.8%, going from $44.29 to $53.50 per share. We believe Cooper’s stock had been depressed because ts products were out-of-date compared to those of its competitors. However, because it introduced new high-quality lenses, sales bounced back. Quality control and cost control made the turnaround possible.

12        The Parnassus Funds • September 30, 2006

Avocent makes switches that can control many servers, so each server doesn’t need individual keyboards, monitors and mice. The company’s stock plunged when it overpaid to acquire LANdesk, a company that provides software to manage computer hardware and software applications. Since that time, operations have improved at LANdesk. It also acquired another company, Cyclades, for which it paid a reasonable price. Cyclades does the same thing that Avocent does, but its products work with Linux applications which are growing faster than Microsoft-based applications. This acquisition has worked well. Fortunately, we bought the stock after it declined because of the LANdesk acquisition. It rose 14.7% during the quarter, going from $26.25 to $30.12 for a gain of 12¢ on the NAV.

Electro Scientific Industries, an Oregon-based maker of equipment used to produce electronic products, saw its stock rise 14.5% from $17.99 to $20.60 for a gain of 12¢ on the NAV. Increased demand for consumer electronics meant more orders by manufacturers for equipment to make the products.

Athletic shoemaker K-Swiss added 10¢ to the NAV, as its stock rose 12.6%, climbing from $26.70 to $30.06. Sales in North America have been weak, but international sales have been strong, more than offsetting mediocre domestic demand. Good cost control has also helped earnings.

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PARNASSUS MID-CAP FUND

As of September 30, 2006, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $16.91, so the total return for the quarter was 6.29%. This compares to a loss of 1.08% for the S&P MidCap 400 Index and a gain of 2.05% for the average mid-cap value fund followed by Lipper, Inc. The Mid-Cap Fund did the best for the quarter of all the Parnassus Funds relative to its benchmarks, beating the S&P 400 by over seven percentage points and the Lipper average by over four percentage points.

The Mid-Cap Fund also did very well for the year-to-date (nine months) with a total return of 10.52%, compared to 3.12% for the S&P MidCap 400 Index and 6.97% for the Lipper Mid-Cap Value Average. Below is a table comparing the Mid-Cap Fund with the S&P MidCap 400 Index and the Lipper Mid-Cap Value Average.

Average Annual Total Returns for periods ended September 30, 2006	Three Months	Nine Months	One Year	Since Inception on April 29, 2005
PARNASSUS MID-CAP FUND	6.29%	10.52%	14.92%	9.73%
S&P MidCap 400 Index	(1.08)%	3.12%	6.57%	14.53%
Lipper Mid-Cap Value Average	2.05%	6.97%	8.59%	15.11%

(Note: Periods less than one year are absolute returns–not average annual returns.)

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The S&P MidCap 400 is an unmanaged index of common stocks and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

14        The Parnassus Funds • September 30, 2006

As you can see from the table, the Mid-Cap Fund is ahead of all its benchmarks for the three months, year-to-date (nine months) and one-year periods, but it lags for the period since inception. The reason for this discrepancy is that we made a decision at the outset to invest the Fund’s assets slowly and carefully. For that reason, the Fund’s average assets over the period from inception to the start of the fourth quarter of 2005 were mostly in cash. From inception until the end of the third quarter of 2005, the Fund had a slight loss of 0.73% while the S&P MidCap 400 Index gained an astonishing 13.77%, so we ended up 14% behind the index. Since that time, we’ve substantially outperformed the index, but we’re still behind although we’ve narrowed the gap to a little less than 5%.

Analysis

I’m happy to report that in the third quarter, no company had a negative impact of 8¢ or more per Parnassus share. Five companies each contributed 8¢ or more to the NAV. Symantec, provider of computer security software, was the big winner, gaining 36.9%; it added 24¢ to the accounts of Parnassus shareholders. Sales of Norton anti-virus products increased 6%. And Veritas, a computer storage company, was smoothly integrated into Symantec after its acquisition.

Coach, the maker of fine leather products, contributed 13¢ to the NAV, as its stock rose 17.4% from $29.30 to $34.40. U.S. consumer spending remains strong and people continue to buy high-end Coach leather products.

Bed Bath & Beyond added 11¢ to the NAV, climbing 15.3% from $33.17 to $38.26. Lower gasoline prices late in the quarter seem to have spurred retail sales with people buying a lot of home furnishings and same-store sales increasing by 4.8% from a year ago.

Sysco Corporation (not to be confused with Cisco) distributes food and associated products (such as napkins, plates and utensils) to restaurants and other food outlets. The stock climbed 9.5%, going from $30.56 to $33.45 while adding 9¢ to each Parnassus share. Not only do people continue to buy leather products and home furnishings, but they also continue to enjoy eating out. Lower gas prices in the third quarter reduced operating costs for Sysco’s fleet of trucks and this helped earnings.

Last, but not least, is McCormick & Co., maker of those spices in your kitchen cupboard. The stock went from $33.55 to $37.98 for a gain of 13.2% while adding 8¢ to the NAV. Sales of spices have been strong and there’s been good market acceptance of some new spices. Of note are some new spices commonly used in Asian and Hispanic dishes. As we all know, the demographics of America are changing with more Asian and Hispanic people coming to America and bringing their culinary tastes with them.

The Parnassus Funds • September 30, 2006        15

Aside from these demographic changes, I think other factors are at work to change the culinary habits of people like myself. I was born in the Midwest and raised on steak, roast beef and hamburgers. Today, I no longer eat beef, preferring fish and fowl — and I enjoy food from Asia and Latin America. I suspect there are a lot of Americans who have changed their diets in this way and they may be buying the new McCormick spices.

16        The Parnassus Funds • September 30, 2006

Outlook and Strategy

I was very surprised by the stock market rally in August and September. Summer is usually a slow time for the stock market, and the period from May 1until the end of October is usually when stocks go down, stay flat or, at best, just increase by a small amount. The market did drop quite a bit after the May 10 increase in interest rates by the Federal Reserve, but it came roaring back in August and September. This comeback does not usually happen until November, so this makes me wonder if we’ve already had our fall rally and November will not see the usual seasonal gains.

There were two main reasons for the August/September rally. First, the Fed indicated that they had finished pushing rates higher — at least for a while. Second, oil prices declined and motorists no longer had to pay $3 per gallon for gasoline. Technology stocks moved higher, and so did retail stocks, as consumers had money to spend in stores that they otherwise might have used to buy gas.

Even with the rally, I believe stocks are trading at reasonable valuations. For example, the price/earnings ratio of the stocks in the S&P 500 is 16.3 which is pretty modest. By comparison, the P/E ratio of the S&P 500 during boom times went as high as 32.8 in 2000.

I believe the economy is in pretty good shape and unemployment is quite low at 4.6%. The main threat to the economy right now comes from weakness in the housing sector. It looks as if housing prices have stopped rising, and in some cases, they’re even falling. This means that consumers will not feel as affluent and might cut down on spending. It also means that fewer houses will be built, so there is less work for carpenters, plumbers and electricians. Of course, this hasn’t happened, yet. As we’ve seen from our company analyses, people are still buying home furnishings. Also, construction of commercial buildings has remained strong while residential construction has declined, so there are still jobs for those employed in the building trades.

In general, investor sentiment has been cautious, but the market still keeps climbing higher. This happens more often than one would think. It’s often expressed as, “the market climbs a wall of worry.” Most of the big moves down come when investor sentiment is almost uniformly positive. The theory to explain this is that when everyone is positive, everyone is already in the market, so there’s no one on the sidelines to jump in and drive the market higher. When there’s some pessimism in the air, lots of investors are on the sidelines, and as the market keeps going higher, these former pessimists buy stocks and move the market higher.

My own view is that the market should do reasonably well over the next nine months. As this report is being written in mid-October, my main concern is over the next few weeks. There is the possibility of a sharp move down in the stock market to correct for the run-up in stock prices in August and September. If this happens, we plan to use the lower prices to add to our positions.

The Parnassus Funds • September 30, 2006        17

Company Notes

In September, the Valero Texas Open golf tournament raised $7 million for children’s charities — the largest amount ever raised on the PGA golf tour. Before Valero took over the sponsorship five years ago, the maximum ever raised was $500,000. Most of the money will go to San Antonio-area nonprofits that provide shelter to abused and abandoned children, offer educational and recreational programs for at-risk youth and help children with disabilities. The rest of the money will go to children’s charities in other areas of the country where Valero has operations. Valero currently ranks third on Fortune’s annual list of “The 100 Best Companies to Work for.”

Applied Materials, the world’s largest maker of equipment used to manufacture semiconductors, is now making equipment used to manufacture solar panels that will convert sunlight into electricity. The company is introducing new, more efficient solar photovoltaic equipment that will bring the cost of generating a watt of electricity from $3-5 down to $1. This would make a big impact on the market and make it possible to replace some of the electricity generated from fossil fuels.

Altera Corporation is participating in a new university program to support academic research into high-performance computing. The first part of the program will provide $1million in workstations and development software to the University of Illinois.

A research report from the Hackett Group of Atlanta says that on average, companies that make an effort to have diversity in their suppliers do not incur any additional costs. Corporations that make an effort to use firms owned by women, African-Americans, Asians, Hispanics and American Indians not only do not pay more, but in many cases find additional benefits from using diverse vendors in their procurement programs.

Finally, I would like to thank all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

18        The Parnassus Funds • September 30, 2006

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
775,000	Intel Corp.	$15,941,750	$20.57	5.7%
650,000	Cisco Systems Inc.	14,950,000	23.00	5.3%
490,000	eBay Inc.	13,896,400	28.36	4.9%
360,000	Bed Bath & Beyond Inc.	13,773,600	38.26	4.9%
600,000	Symantec Corp.	12,768,000	21.28	4.5%
600,000	The Gap Inc.	11,370,000	18.95	4.0%
195,000	Target Corp.	10,773,750	55.25	3.8%
305,000	Sysco Corp.	10,202,250	33.45	3.6%
310,000	K-Swiss Inc.	9,318,600	30.06	3.3%
450,000	Electro Scientific Industries Inc.	9,270,000	20.60	3.3%
525,000	Plantronics Inc.	9,203,250	17.53	3.3%
100,000	Genentech Inc.	8,270,000	82.70	2.9%
350,000	Invacare Corp.	8,232,000	23.52	2.9%
300,000	J2 Global Communications Inc.	8,151,000	27.17	2.9%
435,000	Applied Materials Inc.	7,712,550	17.73	2.7%
95,000	3M Co.	7,069,900	74.42	2.5%
400,000	Agere Systems Inc.	5,972,000	14.93	2.1%
430,000	Tuesday Morning Corp.	5,968,400	13.88	2.1%
300,000	Altera Corp.	5,514,000	18.38	2.0%
190,000	Pfizer Inc.	5,388,400	28.36	1.9%
65,000	International Business Machines Corp.	5,326,100	81.94	1.9%
150,000	Lincare Holdings Inc.	5,196,000	34.64	1.8%
320,000	Integrated Device Technology Inc.	5,139,200	16.06	1.8%
200,000	Foot Locker Inc.	5,050,000	25.25	1.8%
65,000	Amgen Inc.	4,649,450	71.53	1.7%
200,000	Xilinx Inc.	4,390,000	21.95	1.6%
120,000	Avid Technology Inc.	4,370,400	36.42	1.6%
200,000	Health Management Associates Inc.	4,180,000	20.90	1.5%
110,000	Adobe Systems Inc.	4,119,500	37.45	1.5%
365,000	The ServiceMaster Co.	4,091,650	11.21	1.5%
140,000	Ciena Corp.	3,815,000	27.25	1.4%
125,000	Avocent Corp.	3,765,000	30.12	1.3%
60,000	Teleflex Inc.	3,338,400	55.64	1.2%
90,000	Qualcomm Inc.	3,271,500	36.35	1.2%
300,000	Connetics Corp.	3,270,000	10.90	1.2%
50,000	Johnson & Johnson	3,247,000	64.94	1.2%
95,000	Chemed Corp.	3,064,700	32.26	1.1%

The Parnassus Funds • September 30, 2006        19

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2006 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
150,000	Omnivision Technologies Inc.	$2,140,500	$14.27	0.8%
55,000	Williams-Sonoma Inc.	1,781,450	32.39	0.6%
30,000	Valero Energy Corp.	1,544,100	51.47	0.5%
40,000	Patterson Cos., Inc.	1,344,400	33.61	0.5%
50,000	Steris Corp.	1,203,000	24.06	0.4%
21,560	Cherokee Inc.	789,312	36.61	0.3%
15,000	SLM Corp.	779,700	51.98	0.3%
10,000	MedImmune Inc.	292,100	29.21	0.1%
10,000	Ross Stores Inc.	254,100	25.41	0.1%
5,000	Simpson Manufacturing Co., Inc.	135,150	27.03	0.0%

	Total common stocks	$274,293,562		97.5%
	Total short-term securities	$8,709,699		3.1%
	Other assets and liabilities	$(1,677,213)		-0.6%

	Total net assets	$281,326,048		100.0%

	Net asset value as of September 30, 2006	$34.22

20        The Parnassus Funds • September 30, 2006

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
3,500	eBay Inc.	$99,260	$28.36	5.4%
4,700	Intel Corp.	96,679	20.57	5.2%
1,700	Target Corp.	93,925	55.25	5.1%
1,100	Genentech Inc.	90,970	82.70	4.9%
5,000	Plantronics Inc.	87,650	17.53	4.7%
1,100	3M Co.	81,862	74.42	4.4%
2,100	Bed Bath & Beyond Inc.	80,346	38.26	4.3%
4,000	The Gap Inc.	75,800	18.95	4.1%
1,000	Amgen Inc.	71,530	71.53	3.9%
3,000	Symantec Corp.	63,840	21.28	3.4%
1,600	Qualcomm Inc.	58,160	36.35	3.1%
2,600	Xilinx Inc.	57,070	21.95	3.1%
1,500	Adobe Systems Inc.	56,175	37.45	3.0%
1,800	Pfizer Inc.	51,048	28.36	2.8%
800	Harley-Davidson Inc.	50,200	62.75	2.7%
900	Canon Inc. (ADR)	47,061	52.29	2.5%
900	Valero Energy Corp.	46,323	51.47	2.5%
2,000	Cisco Systems Inc.	46,000	23.00	2.5%
400	International Business Machines Corp.	32,776	81.94	1.8%
500	American Express Co.	28,040	56.08	1.5%
800	Autodesk Inc.	27,824	34.78	1.5%
800	Herman Miller Inc.	27,368	34.21	1.5%
400	Johnson & Johnson	25,976	64.94	1.4%
800	Baldor Electric Co.	24,664	30.83	1.3%
400	Whole Foods Market Inc.	23,772	59.43	1.3%
700	Texas Instruments Inc.	23,275	33.25	1.3%
300	AFLAC Inc.	13,728	45.76	0.7%
200	CDW Corp.	12,336	61.68	0.7%
300	WD-40 Corp.	10,701	35.67	0.6%
300	Timberland Co.	8,631	28.77	0.5%
200	Graco Inc.	7,812	39.06	0.4%
200	Hyperion Solutions Inc.	6,896	34.48	0.4%
100	Costco Wholesale Corp.	4,968	49.68	0.3%
100	First Horizon National Corp.	3,801	38.01	0.2%
100	Simpson Manufacturing Co., Inc.	2,703	27.03	0.1%

	Total common stocks	$1,539,170		83.1%
	Total short-term securities	$149,580		8.1%
	Other assets and liabilities	$163,203		8.8%

	Total net assets	$1,851,953		100.0%

	Net asset value as of September 30, 2006	$16.98

The Parnassus Funds • September 30, 2006        21

THE PARNASS SMALL-CAP FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
6,500	Ciena Corp.	$177,125	$27.25	5.0%
9,400	Plantronics Inc.	164,782	17.53	4.7%
7,000	Invacare Corp.	164,640	23.52	4.7%
7,500	Electro Scientific Industries Inc.	154,500	20.60	4.4%
4,500	Chemed Corp.	145,170	32.26	4.1%
4,700	K-Swiss Inc.	141,282	30.06	4.0%
5,000	J2 Global Communications Inc.	135,850	27.17	3.8%
9,500	Omnivision Technologies Inc.	135,565	14.27	3.8%
3,500	Avid Technology Inc.	127,470	36.42	3.6%
9,000	Tuesday Morning Corp.	124,920	13.88	3.5%
6,000	Cree Inc.	120,660	20.11	3.4%
4,700	Steris Corp.	113,082	24.06	3.2%
30,000	Sanmina-SCI Corp.	112,200	3.74	3.2%
2,800	Tower Group Inc.	93,380	33.35	2.6%
1,600	Teleflex Inc.	89,024	55.64	2.5%
7,000	Cascade Microtech Inc.	87,220	12.46	2.5%
6,500	Exar Corp.	86,385	13.29	2.4%
7,000	Connetics Corp.	76,300	10.90	2.2%
4,000	Integrated Device Technology Inc.	64,240	16.06	1.8%
1,200	Cooper Cos., Inc.	64,200	53.50	1.8%
2,000	Avocent Corp.	60,240	30.12	1.7%
7,000	Handleman Co.	53,130	7.59	1.5%
1,000	The J.M. Smucker Co.	47,950	47.95	1.4%
5,000	TIBCO Software Inc.	44,900	8.98	1.3%
3,000	ViroPharma Inc.	36,510	12.17	1.0%
4,000	Restoration Hardware Inc.	34,680	8.67	1.0%
1,400	Cytyc Corp.	34,272	24.48	1.0%
2,000	Agere Systems Inc.	29,860	14.93	0.8%
1,000	Wolverine World Wide Inc.	28,310	28.31	0.8%
25,000	Zhone Technologies Inc.	26,750	1.07	0.8%
1,300	Synopsys Inc.	25,636	19.72	0.7%
1,200	Borders Group Inc.	24,480	20.40	0.7%

22        The Parnassus Funds • September 30, 2006

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
500	WD-40 Co.	$17,835	$35.67	0.5%
400	Cymer Inc.	17,564	43.91	0.5%
800	Convergys Corp.	16,520	20.65	0.5%
400	Dow Jones & Co., Inc.	13,416	33.54	0.4%
4,500	JDS Uniphase Corp.	9,855	2.19	0.3%
300	Petco Animal Supplies Inc.	8,592	28.64	0.2%
200	Hyperion Solutions Corp.	6,896	34.48	0.2%
100	Talbots Inc.	2,725	27.25	0.1%
100	Simpson Manufacturing Co., Inc.	2,703	27.03	0.1%

	Total common stocks	$2,920,819		82.7%
	Total short-term securities	$167,689		4.7%
	Other assets and liabilities	$450,016		12.6%

	Total net assets	$3,538,524		100.0%

	Net asset value as of September 30, 2006	$17.56

The Parnassus Funds • September 30, 2006        23

THE PARNASSUS MID-CAP FUND

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
1,700	Lincare Holdings Inc.	$58,888	$34.64	4.9%
1,700	Sysco Corp.	56,865	33.45	4.7%
1,600	Patterson Cos., Inc.	53,776	33.61	4.5%
1,400	Bed Bath & Beyond Inc.	53,564	38.26	4.4%
4,700	The ServiceMaster Co.	52,687	11.21	4.4%
24,000	JDS Uniphase Corp.	52,560	2.19	4.4%
1,400	Coach Inc.	48,160	34.40	4.0%
2,100	Xilinx Inc.	46,095	21.95	3.8%
1,800	Foot Locker Inc.	45,450	25.25	3.8%
2,000	Symantec Corp.	42,560	21.28	3.5%
2,000	Health Management Associates Inc.	41,800	20.90	3.5%
2,100	The Gap Inc.	39,795	18.95	3.3%
1,000	Liz Claiborne Inc.	39,510	39.51	3.3%
2,000	Altera Corp.	36,760	18.38	3.0%
1,000	Williams-Sonoma Inc.	32,390	32.39	2.7%
700	Waters Corp.	31,696	45.28	2.6%
500	Teleflex Inc.	27,820	55.64	2.3%
1,000	J2 Global Communications Inc.	27,170	27.17	2.3%
2,000	Exar Corp.	26,580	13.29	2.2%
600	Autodesk Inc.	20,868	34.78	1.7%
400	Pitney Bowes Inc.	17,748	44.37	1.5%
800	American Power Conversion Corp.	17,568	21.96	1.5%
500	Dow Jones & Co., Inc.	16,770	33.54	1.4%
600	Ross Stores Inc.	15,246	25.41	1.3%
400	McCormick & Co., Inc.	15,192	37.98	1.3%
500	MedImmune Inc.	14,605	29.21	1.2%
200	CDW Corp.	12,336	61.68	1.0%

24        The Parnassus Funds • September 30, 2006

Summary Portfolio as of September 30, 2006 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
900	Tellabs Inc.	$9,864	$10.96	0.8%
400	Seagate Technology	9,236	23.09	0.8%
100	Sigma-Aldrich Corp.	7,567	75.67	0.6%
100	SAFECO Corp.	5,893	58.93	0.5%
100	Gannett Co.	5,683	56.83	0.5%
100	Tribune Co.	3,272	32.72	0.3%
100	Charles Schwab Corp.	1,790	17.90	0.1%
400	Sanmina-SCI Corp.	1,496	3.74	0.1%

	Total common stocks	$989,260		82.2%
	Total short-term securities	$60,783		5.0%
	Other assets and liabilities	$155,292		12.8%

	Total net assets	$1,205,335		100.0%

	Net asset value as of September 30, 2006	$16.91

The Parnassus Funds • September 30, 2006        25

THE PARNASSUS FUNDS

The Funds that do well by doing good

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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